UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23205

FS Energy Total Return Fund
(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman
FS Energy Total Return Fund
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: October 31
Date of reporting period: April 30, 2018

Item 1.   Reports to Stockholders.
The semi-annual report (“Semi-Annual Report”) of FS Energy Total Return Fund (the “Fund”) for the semi-annual period ended April 30, 2018 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (“1940 Act”), is as follows:

FS Energy Total Return Fund
2018
Semi-Annual Report

FS Energy Total Return Fund
PORTFOLIO REVIEW
The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of April 30, 2018 (unaudited):
Portfolio composition (by fair value)
Master Limited Partnerships	24%
Preferred Equity	1%
Common Equity	65%
Corporate Bonds	10%
100%
Top 10 Holdings (by fair value)
Royal Dutch Shell plc	6%
The Williams Companies, Inc.	5%
TransCanada Corp.	5%
Kinder Morgan, Inc.	5%
Enbridge Inc.	5%
Western Gas Partners, LP	5%
Pembina Pipeline Corp.	4%
Energy Transfer Partners, L.P.	4%
Targa Resources Corp.	4%
BP p.l.c.	4%
Industry classification (by fair value)
Midstream	71%
Upstream	21%
Downstream	4%
Service & Equipment	4%
100%

FS Energy Total Return Fund
OFFICERS AND BOARD OF TRUSTEES
Officers

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

EDWARD T. GALLIVAN, JR.
Chief Financial Officer

ZACHARY KLEHR
Executive Vice President

STEPHEN S. SYPHERD
Vice President, Treasurer & Secretary

JAMES F. VOLK
Chief Compliance Officer	Board of Trustees

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

DAVID J. ADELMAN
Vice-Chairman
President & Chief Executive Officer,
Campus Apartments, Inc.

HOLLY E. FLANAGAN
Trustee
Managing Director, Gabriel Investments

BRIAN R. FORD
Trustee
Retired Partner, Ernst & Young LLP

JOSEPH P. UJOBAI
Trustee
Executive Vice President,
SEI Investments Company

FS Energy Total Return Fund
Semi-Annual Report for the Six Months Ended April 30, 2018

FS Energy Total Return Fund
Unaudited Schedule of Investments
As of April 30, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Master Limited Partnerships—29.3%
Andeavor Logistics LP		Midstream	26,990	$1,296	$1,145
Delek Logistics Partners, LP		Midstream	30,860	897	937
Energy Transfer Partners, LP		Midstream	85,700	1,587	1,544
Hess Midstream Partners LP		Midstream	28,690	575	583
MPLX LP		Midstream	35,800	1,203	1,265
Noble Midstream Partners LP	(e)	Midstream	23,350	1,124	1,051
Western Gas Partners, LP		Midstream	35,940	1,803	1,727
Westlake Chemical Partners LP	(e)	Downstream	16,440	358	371
Total Master Limited Partnerships				8,843	8,623
Preferred Equity—2.0%
GasLog Partners LP, Series B, 8.2%		Midstream	22,500	569	585
Total Preferred Equity				569	585
Common Equity—80.6%
AltaGas Ltd.	(e)(f)	Midstream	59,980	1,369	1,156
Antero Midstream GP LP	(e)	Midstream	33,050	650	569
BP p.l.c., ADR	(e)	Upstream	33,050	1,213	1,474
Cheniere Energy Partners LP Holdings, LLC		Midstream	21,700	606	605
Dominion Energy, Inc.		Downstream	14,600	991	972
Enbridge, Inc.	(e)	Midstream	58,000	1,984	1,756
EnLink Midstream, LLC	(e)	Midstream	67,120	1,142	997
Hoegh LNG Partners LP		Midstream	44,860	844	801
Kinder Morgan Canada Ltd.	(e)(f)(g)	Midstream	33,823	427	437
Kinder Morgan, Inc.	(e)	Midstream	120,400	2,147	1,905
Occidental Petroleum Corp.	(e)	Upstream	9,855	661	761
Pembina Pipeline Corp.	(e)(f)	Midstream	49,212	1,661	1,567
Plains GP Holdings, LP, Class A Shares	(e)	Midstream	53,020	1,150	1,284
Royal Dutch Shell plc, Class B Shares, ADR	(e)	Upstream	29,050	1,696	2,104
Tallgrass Energy GP, LP		Midstream	35,700	705	730
Targa Resources Corp.	(e)	Midstream	32,370	1,603	1,520
The Williams Companies, Inc.	(e)	Midstream	74,930	2,182	1,928
TOTAL S.A., ADR	(e)	Upstream	19,340	1,017	1,211
TransCanada Corp.	(e)	Midstream	45,000	1,937	1,910
Total Common Equity				23,985	23,687

See notes to unaudited financial statements.

FS Energy Total Return Fund
Unaudited Schedule of Investments (continued)
As of April 30, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Corporate Bonds—12.1%(d)
Extraction Oil & Gas, Inc., 7.375%, 5/15/2024	(e)(g)	Upstream	$1,100	$1,139	$1,157
Gulfport Energy Corp., 6.375%, 5/15/2025	(e)	Upstream	1,100	1,095	1,059
Weatherford International Ltd., 9.875%, 3/1/2039	(e)	Service & Equipment	1,400	1,515	1,350
Total Corporate Bonds				3,749	3,566
TOTAL INVESTMENTS—124.0%				$37,146	36,461
LIABILITIES IN EXCESS OF OTHER ASSETS—(24.0)%					(7,065)
NET ASSETS—100.0%					$29,396

ADR   American Depositary Receipt
(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Denominated in U.S. dollars unless otherwise noted.

(c)
Fair value is determined by the board of trustees of FS Energy Total Return Fund (the “Fund”). See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies. Investments classified as Level 1 in the Fund’s fair value hierarchy unless otherwise noted (see Note 7).

(d)
Investments classified as Level 3 in the Fund’s fair value hierarchy whereby fair value was determined by the board of trustees of the Fund (See Note 7).

(e)
Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of April 30, 2018, there were no securities rehypothecated by BNP.

(f)
Investment denominated in Canadian dollars. Cost is converted into U.S. dollars on purchase date and fair value is converted into U.S. dollars as of April 30, 2018.

(g)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,594, which represents approximately 5.4% of net assets as of April 30, 2018.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Unaudited Statement of Assets and Liabilities
(in thousands, except share and per share data)

April 30, 2018
Assets
Investments, at fair value (amortized cost—$37,146)	$36,461
Cash	4,068
Receivable for investments sold	550
Receivable from Fund shares sold	83
Reimbursement due from sponsor(1)	87
Distributions and dividends receivable	159
Interest receivable	94
Total assets	$41,502
Liabilities
Financing arrangement payable	$11,376
Shareholder repurchase payable	63
Management fees payable	145
Administrative services expense payable	21
Accounting and administrative fees payable	202
Interest expense payable	3
Professional fees payable	136
Other accrued expenses and liabilities	160
Total liabilities	$12,106
Net assets	$29,396
Commitments and contingencies ($53)(2)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$3
Capital in excess of par value(3)	31,876
Accumulated net realized gain (loss)(3)	(1,839)
Accumulated undistributed net investment income(3)	41
Net unrealized appreciation (depreciation)	(685)
Net assets	$29,396
Class A Shares
Net Assets	$3,070
Shares Outstanding	277,453
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.06
Maximum Offering Price Per Share ($11.06 ÷ 94.25% of net asset value per share)	$11.73
Class I Shares
Net Assets	$26,102
Shares Outstanding	2,356,895
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.07
Class T Shares
Net Assets	$224
Shares Outstanding	20,238
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.07
Maximum Offering Price Per Share ($11.07 ÷ 96.50% of net asset value per share)	$11.47

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)
See Note 10 for a discussion of the Fund’s commitments and contingencies.

(3)
See Note 5 for a discussion of the sources of distributions paid by the Fund.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Unaudited Statement of Operations
(in thousands)

Six Months Ended April 30, 2018
Investment income
Distributions and dividend income (net of foreign tax withholding—$26)	$952
Return of capital	(374)
Net distributions and dividend income	578
Interest income	199
Total investment income	777
Operating expenses
Management fees	301
Administrative services expense	272
Accounting and administrative fees	89
Interest expense	93
Professional fees	245
Trustees’ fees	6
Offering costs	29
Service Fee—Class A	3
Other general and administrative expenses	94
Total operating expenses	1,132
Less: Expense reimbursement from sponsor(1)	(723)
Net operating expenses	409
Net investment income	368
Realized and unrealized gain/loss
Net realized gain (loss) on investments	(1,806)
Net change in unrealized appreciation (depreciation) on investments	474
Total net realized gain (loss) and unrealized appreciation (depreciation)	(1,332)
Net increase (decrease) in net assets resulting from operations	$(964)

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Statements of Changes in Net Assets
(in thousands)

	Six Months Ended April 30, 2018 (Unaudited)	Period from March 15, 2017 (Commencement of Operations) to October 31, 2017
Operations
Net investment income	$368	$256
Net realized gain (loss)	(1,806)	153
Net change in unrealized appreciation (depreciation) on investments	474	(1,159)
Net increase (decrease) in net assets resulting from operations	(964)	(750)
Shareholder distributions(1)
Distributions from net investment income
Class A	(34)	(2)
Class I	(388)	(269)
Class T	(1)	—
	(423)	(271)
Distributions from net realized gains
Class A	—	(2)
Class I	—	(195)
Class T	—	—
	—	(197)
Distributions representing return of capital
Class A	(27)	(1)
Class I	(299)	(80)
Class T	(1)	—
	(327)	(81)
Net decrease in net assets resulting from shareholder distributions	(750)	(549)
Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	6,534	25,775
Total increase in net assets	4,820	24,476
Net assets at beginning of period	24,576	100
Net assets at end of period	$29,396	$24,576
Accumulated undistributed net investment income	$41	$96

(1)
See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)
See Note 3 for a discussion of the Fund’s common shares transactions.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Unaudited Statement of Cash Flows
(in thousands)

Six Months Ended April 30, 2018
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(964)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(25,039)
Investments in money market fund, net	1,531
Proceeds from sales and repayments of investments	16,858
Net realized (gain) loss on investments	1,806
Net change in unrealized (appreciation) depreciation on investments	(474)
Accretion of discount/amortization of premium	(2)
Amortization of deferred offering costs	29
(Increase) decrease in receivable for investments sold	(543)
(Increase) decrease in reimbursement due from sponsor(1)	355
(Increase) decrease in distributions and dividends receivable	(85)
(Increase) decrease in interest receivable	20
Increase (decrease) in management fees payable	21
Increase (decrease) in administrative services expense payable	(166)
Increase (decrease) in accounting and administrative fees payable	89
Increase (decrease) in interest expense payable(2)	2
Increase (decrease) in professional fees payable	(8)
Increase (decrease) in other accrued expenses and liabilities	(16)
Net cash provided by (used in) operating activities	(6,586)
Cash flows from financing activities
Issuance of common shares	6,436
Reinvestment of shareholder distributions	533
Repurchases of common shares	(97)
Shareholder distributions	(687)
Offering costs incurred	(28)
Borrowings under financing arrangement(2)	5,185
Repayments under financing arrangement(2)	(800)
Net cash provided by financing activities	10,542
Total increase (decrease) in cash	3,956
Cash at beginning of period	112
Cash at end of period	$4,068

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)
See Note 8 for a discussion of the Fund’s financing arrangement. During the six months ended April 30, 2018, the Fund paid $91 of interest expense on the financing arrangement.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Financial Highlights—Class A Shares
(in thousands, except share and per share data)

	Six Months Ended April 30, 2018 (Unaudited)	Period from May 16, 2017 (Commencement of Operations) through October 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$11.69	$12.52
Results of operations
Net investment income(2)	0.14	0.09
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.47)	(0.61)
Net increase (decrease) in net assets resulting from operations	(0.33)	(0.52)
Shareholder Distributions:(3)
Distributions from net investment income	(0.17)	(0.15)
Distributions from net realized gains	—	(0.11)
Distributions representing return of capital	(0.13)	(0.05)
Net decrease in net assets resulting from shareholder distributions	(0.30)	(0.31)
Net asset value, end of period	$11.06	$11.69
Shares outstanding, end of period	277,453	104,736
Total return(4)(5)	(2.82)%	(4.21)%
Ratio/Supplemental Data:
Net assets, end of period	$3,070	$1,224
Ratio of net investment income to average net assets(6)(7)	2.45%	1.71%
Ratio of total expenses to average net assets(6)	7.89%	10.70%
Ratio of expense reimbursement from sponsor to average net assets(6)	(4.72)%	(7.86)%
Ratio of net expenses to average net assets(6)	3.17%	2.84%
Portfolio turnover rate(5)	48%	49%
Total amount of senior securities outstanding exclusive of treasury securities	$11,376	$6,991
Asset coverage per unit(8)	3.58	4.52

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of Class A common shares outstanding during the six months ended April 30, 2018 and the period from May 16, 2017 (Commencement of Operations) through October 31, 2017.

(3)
The per share data for net increase in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value as of the end of the period. The historical total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the fixed income securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total returns set forth above represent the total return on the Fund’s investment portfolio during the applicable period on a per class basis and do not represent an actual return to shareholders.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Financial Highlights—Class A Shares (continued)
(in thousands, except share and per share data)

(5)
Information presented is not annualized.

(6)
Average daily net assets for the applicable period is used for this calculation. Data for the applicable period is annualized.

(7)
If the sponsor had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets during the applicable periods presented above would have been (2.27)% and (6.15)% for the six months ended April 30, 2018 and the period from May 16, 2017 (Commencement of Operations) through October 31, 2017, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)
Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Financial Highlights—Class I Shares
(in thousands, except share and per share data)

	Six Months Ended April 30, 2018 (Unaudited)	Period from March 15, 2017 (Commencement of Operations) through October 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$11.69	$12.50
Results of operations
Net investment income(2)	0.16	0.15
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.47)	(0.65)
Net increase (decrease) in net assets resulting from operations	(0.31)	(0.50)
Shareholder distributions:(3)
Distributions from net investment income	(0.17)	(0.15)
Distributions from net realized gains	—	(0.11)
Distributions representing return of capital	(0.14)	(0.05)
Net decrease in net assets resulting from shareholder distributions	(0.31)	(0.31)
Net asset value, end of period	$11.07	$11.69
Shares outstanding, end of period	2,356,895	1,995,949
Total return(4)(5)	(2.72)%	(4.00)%
Ratio/Supplemental Data:
Net assets, end of period	$26,102	$23,342
Ratio of net investment income to average net assets(6)(7)	2.70%	1.96%
Ratio of total expenses to average net assets(6)	8.20%	10.45%
Ratio of expense reimbursement from sponsor to average net assets(6)	(5.28)%	(7.86)%
Ratio of net expenses to average net assets(6)	2.92%	2.59%
Portfolio turnover rate(5)	48%	49%
Total amount of senior securities outstanding exclusive of treasury securities	$11,376	$6,991
Asset coverage per unit(8)	3.58	4.52

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of Class I common shares outstanding during the six months ended April 30, 2018 and the period from March 15, 2017 (Commencement of Operations) through October 31, 2017.

(3)
The per share data for net increase in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value as of the end of the period. The historical total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the fixed income securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total returns set forth above represent the total return on the Fund’s investment portfolio during the applicable period on a per class basis and do not represent an actual return to shareholders.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Financial Highlights—Class I Shares (continued)
(in thousands, except share and per share data)

(5)
Information presented is not annualized.

(6)
Average daily net assets for the applicable period is used for this calculation. Data for the applicable period is annualized.

(7)
If the sponsor had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets during the applicable periods presented above would have been (2.58)% and (5.90)% for the six months ended April 30, 2018 and the period from March 15, 2017 (Commencement of Operations) through October 31, 2017, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)
Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Financial Highlights—Class T Shares
(in thousands, except share and per share data)

	Six Months Ended April 30, 2018 (Unaudited)	Period from October 20, 2017 (Commencement of Operations) through October 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$11.70	$11.77
Results of operations
Net investment income(2)	0.13	0.01
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.47)	(0.08)
Net increase (decrease) in net assets resulting from operations	(0.34)	(0.07)
Shareholder distributions:(3)
Distributions from net investment income	(0.16)	—
Distributions representing return of capital	(0.13)	—
Net decrease in net assets resulting from shareholder distributions	(0.29)	—
Net asset value, end of period	$11.07	$11.70
Shares outstanding, end of period	20,238	819
Total return(4)(5)	(2.98)%	(0.59)%
Ratio/Supplemental Data:
Net assets, end of period	$224	$10
Ratio of net investment income to average net assets(6)(7)	2.20%	1.46%
Ratio of total expenses to average net assets(6)	6.69%	10.95%
Ratio of expense reimbursement from sponsor to average net assets(6)	(3.27)%	(7.86)%
Ratio of net expenses to average net assets(6)	3.42%	3.09%
Portfolio turnover rate(5)	48%	49%
Total amount of senior securities outstanding exclusive of treasury securities	$11,376	$6,991
Asset coverage per unit(8)	3.58	4.52

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of Class T common shares outstanding during the six months ended April 30, 2018 and the period from October 20, 2017 (Commencement of Operations) through October 31, 2017.

(3)
The per share data for net increase in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value as of the end of the period. The historical total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the fixed income securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total returns set forth above represent the total return on the Fund’s investment portfolio during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Information presented is not annualized.

(6)
Average daily net assets for the applicable period is used for this calculation. Data for the applicable period is annualized.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Financial Highlights—Class T Shares (continued)
(in thousands, except share and per share data)

(7)
If the sponsor had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets during the applicable periods presented above would have been (1.07)% and (6.40)% for the six months ended April 30, 2018 and the period from October 20, 2017 (Commencement of Operations) through October 31, 2017, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)
Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Energy Total Return Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on February 23, 2016 and commenced investment operations on March 15, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.
The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers five classes of shares of beneficial interest—Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares (as defined below), which are substantially the same except that each class of shares has different expenses. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).
The Fund’s investment objective is to generate an attractive total return consisting of current income and capital appreciation by investing primarily in the equity and debt securities of Natural Resource Companies, as defined below. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in Natural Resource Companies, which the Fund defines as companies that, as their principal business, are engaged in the development of energy infrastructure and the acquisition, exploration, production, mining, processing (including fractionating), refining, transportation (including trans-loading), storage, servicing or marketing of natural resources, including, but not limited to, crude oil, refined products, petrochemicals, natural gas, natural gas liquids, coal, metals and renewable energy sources, as well as those companies that provide equipment or services to companies engaged in any of the foregoing.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited financial statements should be read in conjunction with its audited financial statements as of and for the period from March 15, 2017 (Commencement of Operations) through October 31, 2017 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended April 30, 2018 are not necessarily indicative of the results that may be expected for the year ended October 31, 2018. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued and filed with the U.S. Securities and Exchange Commission (“SEC”).
Use of Estimates: The preparation of the Fund’s unaudited financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”) and Class T share of beneficial interest (“Class T Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) and Class M share of beneficial interest (“Class M Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV of the applicable share class is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
FS Energy Advisor, LLC (“FS Energy Advisor”), the Fund’s investment adviser, values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (“Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Energy Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”), issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”).
For purposes of calculating NAV, the Fund uses the following valuation methods:
•
The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund intends to value such investments using quotations obtained from an

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which an independent third-party pricing service is unable to obtain quoted prices, the Fund intends to obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the average bid and ask prices obtained from such sources.
•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund intends to value such investments at fair value as determined in good faith by the Board in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•
The quarterly fair valuation process will begin with FS Energy Advisor’s management team reviewing and documenting preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•
FS Energy Advisor’s management team will then provide the audit committee of the Board with preliminary valuations for each investment;

•
The preliminary valuations will then be presented to and discussed with the audit committee of the Board; the audit committee of the Board will review the preliminary valuations and FS Energy Advisor’s management team, together with any approved independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•
Following its review, the audit committee of the Board will approve the fair valuation of the Fund’s investments and will recommend that the Board similarly approve the fair valuation of the Fund’s investments; and

•
The Board will discuss the valuation of the Fund’s investments and will determine the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Energy Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s unaudited financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited financial statements. In making its determination of fair value, FS Energy Advisor may use any approved independent third-party pricing or valuation services; provided that FS Energy Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Energy Advisor shall retain the discretion to use any relevant data, including information obtained from any investment sub-adviser, or any approved independent third-party valuation or pricing service, that FS Energy Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Energy Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
For equity interests, various factors may be considered in determining fair value, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
FS Energy Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Energy Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the company relative to comparable firms, as well as such other factors as the Board, in consultation with FS Energy Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.
Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Board in consultation with FS Energy Advisor and any approved independent third-party valuation service, if applicable.
The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Energy Advisor’s management team, and has authorized FS Energy Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Energy Advisor’s implementation of the Fund’s valuation process.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received based on historical information. These estimates may subsequently be revised based on the information received from the master limited partnerships (“MLPs”) after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Organization Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. For the period from February 23, 2016 (Inception) through October 31, 2017, the Fund incurred organization costs of  $40, which were paid by Franklin Square Holdings, L.P. (“FS Investments”), the Fund’s sponsor and an affiliate of FS Energy Advisor (see Note 4). The Fund did not incur any organization costs during the six months ended April 30, 2018. FS Investments has agreed to assume the Fund’s organization costs and will not seek reimbursement of such costs.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Offering Costs: Offering costs primarily include marketing expenses, salaries and other direct expenses of FS Energy Advisor’s and Magnetar’s personnel and employees of their affiliates while engaged in registering and marketing the Fund’s common shares. Effective March 8, 2018, FS Investments agreed to assume all of the Fund’s unreimbursed and future offering costs and to not seek reimbursement of such costs. For the periods from February 23, 2016 (Inception) through October 31, 2017 and from November 1, 2017 through March 8, 2018, the Fund incurred offering costs of  $2,464, and $1,109, respectively, which were paid on its behalf by FS Investments (see Note 4). For the period from February 23, 2016 (Inception) through March 8, 2018, the Fund deferred and amortized such costs as an expense in an amount up to 0.50% of gross proceeds raised over twelve months as the Fund raised proceeds in its continuous public offering.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its unaudited statement of operations. During the six months ended April 30, 2018, the Fund did not incur any interest or penalties related to unrecognized tax liabilities.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s financial statements. The Fund’s U.S. federal and state income tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares during the six months ended April 30, 2018 and the periods ended October 31, 2017:
	For the Six Months Ended April 30, 2018		Period from May 16, 2017 (Commencement of Operations) to October 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	172,030	$2,053	104,416	$1,247
Reinvestment of Distributions	2,778	31	320	4
Total Gross Proceeds	174,808	2,084	104,736	1,251
Commissions and Dealer Manager Fees	—	(31)	—	(18)
Net Proceeds to the Fund	174,808	2,053	104,736	1,233
Share Repurchase Program	(2,091)	(23)	—	—
Net Proceeds from Class A Share Transactions	172,717	$2,030	104,736	$1,233

	For the Six Months Ended April 30, 2018		Period from March 15, 2017 (Commencement of Operations) to October 31, 2017
Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	322,422	$3,858	1,956,139	$24,060
Reinvestment of Distributions	45,005	501	39,810	472
Total Gross Proceeds	367,427	4,359	1,995,949	24,532
Share Repurchase Program	(6,481)	(74)	—	—
Net Proceeds from Class I Share Transactions	360,946	$4,285	1,995,949	$24,532

	For the Six Months Ended April 30, 2018		Period from October 20, 2017 (Commencement of Operations) to October 31, 2017
Class T Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	19,370	$226	819	$10
Reinvestment of Distributions	49	1	—	—
Total Gross Proceeds	19,419	227	819	10
Commissions and Dealer Manager Fees	—	(8)	—	(0)
Net Proceeds from Class T Share Transactions	19,419	$219	819	$10
Net Proceeds from Fund Share Transactions	553,082	$6,534	2,101,504	$25,775

Status of Continuous Public Offering
Since commencing its continuous public offering and through June 1, 2018, the Fund sold 238,695, 2,470,314 and 24,360 of Class A Shares, Class I Shares and Class T Shares, respectively, for gross proceeds of  $2,856, $30,232 and $287, respectively, including shares issued pursuant to its distribution reinvestment plan (“DRP”). As of June 1, 2018, the Fund raised total gross proceeds of  $33,475, including $100 of seed capital contributed by Michael C. Forman in October 2016 (see Note 4).
Share Repurchase Program
The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).
The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. Typically, the Repurchase Offer Amount will be 5% of the shares outstanding on the Repurchase Request Deadline. Repurchase offers in excess of this amount will be made solely at the discretion of the Board.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
During the six months ended April 30, 2018, the Fund repurchased 2,091 Class A Shares (representing 100% of the Class A Shares tendered for repurchase and 0.75% of Class A Shares outstanding as of April 30, 2018) at $11.00 per share for aggregate consideration totaling $23 and 6,481 Class I Shares (representing 100% of the Class I Shares tendered for repurchase and 0.27% of Class I Shares outstanding as of April 30, 2018) at $11.42 per share for aggregate consideration totaling $74.
Distribution Plan
The Fund, with respect to its Class L, Class M and Class T Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets attributable to the applicable share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund.
Shareholder Service Expenses
The Fund has adopted a shareholder services plan with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Energy Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L and Class T Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L and Class T Shares, respectively.
Note 4. Related Party Transactions
Compensation of the Investment Adviser, Sub Adviser and their Affiliates
Pursuant to the investment advisory agreement (“Investment Advisory Agreement”), dated as of February 15, 2017, as amended, by and between the Fund and FS Energy Advisor, FS Energy Advisor is entitled to a management fee in consideration of the advisory services provided by FS Energy Advisor to the Fund. FS Energy Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.
Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of February 28, 2017, by and between FS Energy Advisor and Magnetar Asset Management LLC (“Magnetar”), Magnetar is entitled to receive 50% of all management fees paid to FS Energy Advisor under the Investment Advisory Agreement with respect to each year.
The management fee is calculated and payable quarterly in arrears at the annual rate of 1.50% of the Fund’s average daily gross assets during such period. Prior to February 28, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. Subject to the consent of Magnetar, the management fee may or may not be taken in whole or in part at the discretion of FS Energy Advisor. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Energy Advisor may determine. The management fee for any partial quarter will be appropriately prorated.
Pursuant to the amended and restated administration agreement (“Administration Agreement”), dated as of February 28, 2018, by and between the Fund and FS Energy Advisor, the Fund reimburses FS Energy Advisor and Magnetar, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including FS Energy Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and Magnetar providing administrative services to the Fund on behalf of FS Energy Advisor, subject to the limitations set forth in the Administration Agreement

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

and the New Expense Limitation Agreement (defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Energy Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Energy Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Energy Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods conforming with GAAP.
The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Energy Advisor. The Fund’s Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Fund’s Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Energy Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Energy Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Energy Advisor.
Reimbursements of administrative expenses to FS Energy Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and Magnetar has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Energy Advisor is waiving expenses or making payments pursuant to the New Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the New Expense Limitation Agreement and FS Energy Advisor and Magnetar have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.
Pursuant to the Administration Agreement, FS Energy Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Energy Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method conforming with generally accepted accounting principles; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Energy Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Energy Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Energy Advisor or Magnetar, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.
Initially, FS Investments and Magnetar paid the Fund’s organization and offering costs. FS Investments agreed to assume the Fund’s organization costs and not seek reimbursement of such costs. Once the Fund was able to bear its own expenses, the Fund was going to pay certain of its offering costs directly and reimburse FS Energy Advisor and Magnetar for offering costs incurred on its behalf. These costs primarily include, among other things, legal, accounting, printing and other expenses relating to the

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Fund’s offering, including costs associated with technology integration between the Fund’s systems and those of its distribution partners, marketing expenses, salaries and direct expenses of FS Energy Advisor’s and Magnetar’s personnel, employees of their affiliates and others while engaged in registering and marketing the shares, including the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Fund. Under the terms of the Administration Agreement, offering costs were limited to 0.50% of the gross proceeds raised in the Fund’s continuous public offering. FS Energy Advisor, Magnetar and their affiliates were entitled to receive up to 0.50% of the gross proceeds raised in the Fund’s continuous public offering until all offering costs funded by FS Energy Advisor or its affiliates (including FS Investments) had been recovered. Offering costs payable by the Fund in any quarter, including amounts reimbursable to FS Energy Advisor, Magnetar, or their respective affiliates, are subject to the expense limitation. See “—Expense Limitation Agreement.” Effective March 8, 2018, FS Investments agreed to assume all of the Fund’s unreimbursed and future offering costs and to not seek reimbursement for such costs. Such costs will include marketing expenses, salaries and other direct expenses of FS Energy Advisor’s and Magnetar’s personnel and employees of their affiliates while engaged in registering and marketing the shares.
For the period from February 23, 2016 (Inception) through March 8, 2018, the Fund deferred and amortized offering costs as an expense in an amount up to 0.50% of gross proceeds raised over twelve months as the Fund raised proceeds in its continuous public offering. For the periods from February 23, 2016 (Inception) through October 31, 2017 and from November 1, 2017 through March 8, 2018, the Fund incurred offering costs of  $2,464 and $1,109, respectively, which were paid on its behalf by FS Investments. Since commencing its continuous public offering and through March 8, 2018, the Fund reimbursed $151 to FS Energy Advisor and its affiliates for offering costs funded by them.
The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the six months ended April 30, 2018:
Related Party	Source Agreement	Description	Amount
FS Energy Advisor	Investment Advisory Agreement	Management Fee(1)	$301
FS Energy Advisor	Investment Advisory Agreement	Administrative Services Expenses(2)	$272
FS Energy Advisor	Investment Advisory Agreement	Offering Costs(3)	$28

(1)
During the six months ended April 30, 2018, $280 in base management fees were paid to FS Energy Advisor. As of April 30, 2018, $145 in base management fees were payable to FS Energy Advisor.

(2)
During the six months ended April 30, 2018, $336 of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Fund by FS Energy Advisor and the remainder related to other reimbursable expenses. The Fund paid $438 in administrative services expenses to FS Energy Advisor during the six months ended April 30, 2018.

(3)
During the period from November 1, 2017 through March 8, 2018, the Fund incurred $28 of offering costs and amortized $29 of such costs, all of which related to reimbursements to FS Energy Advisor for offering costs incurred on the Fund’s behalf, including marketing expenses, salaries and other direct expenses of FS Energy Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Fund’s common shares.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Capital Contribution by FS Investments and Magnetar
In October 2016, pursuant to a private placement, Michael C. Forman, the principal of FS Energy Advisor, contributed $100 to purchase approximately 4,000 Class I Shares at $25.00 per share. Effective February 14, 2017, the Fund effected a share split to ensure that the price per share paid by Mr. Forman for the Class I Shares purchased was equal to the NAV per Class I Share of the Fund on the date of the initial closing in the Fund’s continuous public offering. Mr. Forman received 2.0 common shares per existing common share at $12.50 NAV per share. Mr. Forman has agreed not to tender these common shares for repurchase as long as FS Energy Advisor remains the Fund’s investment adviser. FS Investments is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Fund’s vice-chairman, David J. Adelman.
In March 2017, FS Investments and Magnetar collectively purchased $20,000 of Class I Shares. FS Investments, Magnetar, and their respective employees, partners, officers and affiliates therefore may own a significant percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders. As of June 1, 2018, the Fund has issued an aggregate of 1,643,121 Class I Shares for aggregate gross proceeds of  $20,509 to the Board and individuals and entities affiliated with FS Energy Advisor and Magnetar, including Class I Shares sold to Mr. Forman in October 2016.
Expense Limitation Agreement
Pursuant to the expense limitation agreement (“2017 Expense Limitation Agreement”), dated as of February 15, 2017, by and between FS Energy Advisor and the Fund, FS Energy Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.00% per annum of the Fund’s average daily net assets attributable to the applicable class of shares for the twelve month period following March 8, 2017, the date of effectiveness of the Fund’s initial registration statement on Form N-2. The 2017 Expense Limitation Agreement, remained in effect until March 8, 2018. For the purposes of the 2017 Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. In consideration of FS Energy Advisor’s agreement to pay or waive the Fund’s ordinary operating expenses for the first twelve months after effectiveness, Magnetar agreed that, during such period, any sub-advisory fees paid to Magnetar will be remitted back to FS Energy Advisor in an amount equal to the lesser of  (i) 50% of the “ordinary operating expenses” paid or waived by FS Energy Advisor pursuant to the 2017 Expense Limitation Agreement, or (ii) the sub-advisory fees paid to Magnetar. If the amount of ordinary operating expenses during such period exceeds the amount of management fees paid to FS Energy Advisor, FS Investments will be solely responsible for any such excess.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

On February 28, 2018, FS Energy Advisor and the Fund amended and restated the 2017 Expense Limitation Agreement (as so amended and restated, the “New Expense Limitation Agreement”) under which FS Energy Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares. The New Expense Limitation went into effect on March 8, 2018 and may be adjusted for other classes of Shares to account for class-specific expenses. In consideration of FS Energy Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Energy Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Energy Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The New Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Energy Advisor. The New Expense Limitation Agreement may not be terminated by FS Energy Advisor. For the purposes of the New Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.
The specific amount of expenses waivable and/or payable by FS Energy Advisor pursuant to the New Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Energy Advisor pursuant to the terms of the New Expense Limitation Agreement shall survive the termination of such agreement for any reason.
During the six months ended April 30, 2018, the Fund accrued $723 of expense reimbursement from the sponsor that FS Investments has agreed to pay, $53 of which pertained to the New Expense Limitation Agreement and $670 of which pertained to the 2017 Expense Limitation Agreement and is not subject to reimbursement by the Fund to FS Investments.
Note 5. Distributions
During the six months ended April 30, 2018, the Fund declared and paid gross distributions in the amount of  $0.3125 (as adjusted for the applicable share class expenses) per share in the total amount of $750. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Shareholders automatically participate in the Fund’s DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Fund paid on its common shares during the six months ended April 30, 2018:
Source of Distribution	Distribution Amount	Percentage
Net investment income(1)	$423	56%
Short-term capital gains proceeds from the sale of assets	—	—
Return of capital	327	44%
Total	$750	100%

(1)
The Fund’s net investment income on a tax basis for the six months ended April 30, 2018 was $327. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year and based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of April 30, 2018, the components of accumulated earnings (loss) on a tax basis were as follows:

Distributable ordinary income	$—
Accumulated capital losses	(1,839)
Net unrealized appreciation (depreciation)	(613)
Total	$(2,452)

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $37,074 as of April 30, 2018. The difference between the Fund’s GAAP basis cost and tax basis cost is primarily due to non-taxable distributions from underlying investments and partnership agreements. Aggregate net unrealized depreciation on a tax basis was $613, which was comprised of gross unrealized appreciation of $1,405 and gross unrealized depreciation of  $2,018, as of April 30, 2018.
Note 6. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of April 30, 2018:
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Master Limited Partnerships	$8,843	$8,623	24%
Preferred Equity	569	585	1%
Common Equity	23,985	23,687	65%
Corporate Bonds	3,749	3,566	10%
Total	$37,146	$36,461	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums, accretion of discounts and/or tax basis return of capital, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of April 30, 2018, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of April 30, 2018:
Industry Classification	Fair Value	Percentage of Portfolio
Midstream	$26,002	71%
Upstream	7,766	21%
Downstream	1,343	4%
Service & Equipment	1,350	4%
Total	$36,461	100%

Purchases and sales of securities during the six months ended April 30, 2018, other than short-term securities and U.S. government obligations, were $25,039 and $16,858, respectively.
Note 7. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of April 30, 2018, the Fund’s investments were categorized as follows in the fair value hierarchy:
Valuation Inputs	Fair Value
Level 1—Price quotations in active markets	$32,895
Level 2—Significant other observable inputs	3,566
Level 3—Significant unobservable inputs	—
Total	$36,461

The Fund’s investments as of April 30, 2018 primarily consisted of Exchange-Traded Securities or OTC Securities. All of the MLPs, preferred equity investments and common equity investments, each of which were traded on an active public market, were valued at their closing price as of April 30, 2018. All of the fixed income investments were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service approved by the Board and screened for validity by such service.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The Fund periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.
The following is a reconciliation for the six months ended April 30, 2018 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:
Corporate Bonds
Fair value at beginning of period	$4,618
Accretion of discount (amortization of premium)	2
Realized gain (loss)	(358)
Net change in unrealized appreciation (depreciation)	(40)
Purchases	1,374
Sales	(2,030)
Net transfers in or out of Level 3	(3,566)
Fair value at end of period	$—
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$—

Note 8. Financing Arrangement
The following table presents summary information with respect to the Fund’s outstanding financing arrangement as of April 30, 2018:
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	L+0.85%	$11,376	$689	October 24, 2018(1)

(1)
As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of April 30, 2018, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility
On March 16, 2017, the Fund entered into a committed facility arrangement (“BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings up to a maximum amount equal to the average outstanding balance over the past twenty business days or, if fewer, the number of business days since closing. Borrowings are available in U.S. Dollars (“USD”) and Canadian Dollars (“CAD”). Borrowings under the BNP Facility accrue interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) for a one-month interest

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangement (continued)

period plus 0.85% per annum on USD borrowings or the Canadian Dollar Offered Rate for a one-month interest period plus 0.75% per annum on CAD borrowings. Interest is payable monthly in arrears. The Fund may terminate the facility upon 179 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 0.50% of the maximum amount of financing available on the termination date.
In connection with the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP Facility agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund; (b) any change in BNP Paribas’ interpretation of applicable law that, in the reasonable opinion of counsel to BNP Paribas, has the effect of impeding or prohibiting the BNP Facility; (c) certain events of insolvency or bankruptcy by the Fund; (d) specified material reductions in the Fund’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the Investment Advisory Agreement or if FS Energy Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP Paribas.
The carrying amount outstanding under the BNP Facility approximates its fair value. For the six months ended April 30, 2018, the total interest expense for the BNP Facility was $93.
For the six months ended April 30, 2018, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:
Cash paid for interest expense(1)	$91
Average borrowings	$7,429
Effective interest rate on borrowings	2.76%
Weighted average interest rate	2.51%

(1)
Interest under the BNP Facility is payable quarterly in arrears.

Under the terms of the BNP Facility, BNP Paribas has the ability to borrow a portion of the pledged collateral, or, collectively, the rehypothecated securities, subject to certain limits, in exchange for paying to the Fund a fee equal to 70% of the difference between the fair market rate (as determined by BNP Paribas) and the overnight Fed Funds rate. The Fund may, in its sole discretion for any valid business reason, designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there remain securities eligible to be rehypothecated within the segregated custody account in an amount equal to the outstanding borrowings owed by the Fund to BNP Paribas. The Fund may recall any rehypothecated security at any time and BNP Paribas must return such security or an equivalent security within a commercially reasonable period. In the event BNP Paribas does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNP Paribas under the facility. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by the Fund under the BNP Facility, BNP Paribas may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. The Fund will

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangement (continued)

continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities. For the six months ended April 30, 2018, the Fund did not receive any fees from BNP Paribas for securities that had been rehypothecated pursuant to the BNP Facility. As of April 30, 2018, there were no securities rehypothecated by BNP Paribas.
Note 9. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Energy Advisor and Magnetar believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations;

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Natural Resource Company Risks: Under normal market conditions, the Fund intends to invest at least 80% of its investments in Natural Resource Companies. By concentrating investments in Natural Resource Companies, the Fund will be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting the natural resource and energy sectors. Natural Resource Companies are also subject to specific risks, including risks associated with fluctuations in energy commodity prices and the volume of, and demand for, energy commodities; the highly cyclical nature of the natural resource and energy sectors; the depletion of commodity reserves or overstatement of the quantities of Natural Resource Company reserves; changes in the regulatory environment that affect the profitability of Natural Resource Companies; extreme weather or other natural disasters, fluctuations of interest rates and the economic impact of the Fund’s fixed income investments.
Master Limited Partnership Risk: An investment in MLP units involves certain risks inherent in the structure of MLPs which differ from an investment in the common stock of a corporation, including (i) the limited ability to elect or remove management or the general partner or managing member, (ii) limited voting rights, except with respect to extraordinary transactions, and (iii) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. In addition, there are certain tax risks associated with an investment in MLP units.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

Other Equity Securities Risk: The Fund may invest in equity securities of issuers other than Natural Resource Companies, including common stock of issuers engaged in other sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLPs.
Equity Securities Risk: Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers.
Note 10. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Energy Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Energy Advisor, Magnetar and their respective affiliates (including FS Investments).

Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Form N-Q Filings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Energy Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Energy Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Energy Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Energy Total Return Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Item 2.   Code of Ethics.
Not applicable to this semi-annual report on Form N-CSR.
Item 3.   Audit Committee Financial Expert.
Not applicable to this semi-annual report on Form N-CSR.
Item 4.   Principal Accountant Fees and Services.
Not applicable to this semi-annual report on Form N-CSR.
Item 5.   Audit Committee of Listed Registrants.
Not applicable to this semi-annual report on Form N-CSR.
Item 6.   Investments.
(a)
The Fund’s unaudited schedule of investments as of April 30, 2018 is included as part of the Semi-Annual Report included in Item 1 of this semi-annual report on Form N-CSR.

(b)
Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this semi-annual report on Form N-CSR.
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
(a)
Not applicable to this semi-annual report on Form N-CSR.

(b)
As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases were made by or on behalf of the Fund during the period covered by this semi-annual report on Form N-CSR.
Item 10.   Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this semi-annual report on Form N-CSR.
Item 11.   Controls and Procedures.
(a)
The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)
Not applicable to this semi-annual report on Form N-CSR.

(b)
Not applicable to this semi-annual report on Form N-CSR.

Item 13.   Exhibits.
(a)(1)	Not applicable to this semi-annual report on Form N-CSR.
(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
FS Energy Total Return Fund
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer Date: June 25, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer (Principal Executive Officer) Date: June 25, 2018
By: /s/ Edward T. Gallivan, Jr. Edward T. Gallivan, Jr. Chief Financial Officer (Principal Financial Officer) Date: June 25, 2018